VENDUM BATTERIES LIMITED

(A DEVELOPMENT STAGE COMPANY)

TABLE OF CONTENTS

DECEMBER 31, 2009

Silberstein Ungar, PLLC CPAs and Business Advisors
Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.sucpas.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
Vendum Batteries Limited
Woodley, Reading, United Kingdom

We have audited the accompanying balance sheet of Vendum Batteries Limited (the “Company”) as of December 31, 2009, and the related statements of operations, stockholder’s deficit, and cash flows for the period from November 16, 2009 (Date of Inception) through December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vendum Batteries Limited as of December 31, 2009 and the results of its operations and its cash flows for the period from November 16, 2009 (Date of Inception) through December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has a working capital deficit, has received no revenue from sales of products or services, and has incurred losses from operations.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans with regard to these matters are described in Note 2. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Silberstein Ungar, PLLC

Bingham Farms, Michigan
March 12, 2010

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
AS OF DECEMBER 31, 2009

ASSETS	December 31, 2009
Current Assets
Cash and cash equivalents	$46,330
Stock subscription receivable	2

Total Assets	$46,332

LIABILITIES AND STOCKHOLDER'S DEFICIT
Liabilities
Current Liabilities
Accrued expenses and interest	$23,872
Convertible note payable	50,000

Total Liabilities	73,872

Stockholder's Deficit
Common stock, par value $2; 1 share authorized, 1 share issued and outstanding	2
Cumulative translation adjustment	(3,577)
Deficit accumulated during the development stage	(23,965)
Total Stockholder's Deficit	(27,540)

Total Liabilities and Stockholder's Deficit	$46,332

See accompanying notes to financial statements.

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM NOVEMBER 16, 2009 (INCEPTION) TO DECEMBER 31, 2009

For the period from November 16, 2009 (Inception) to December 31, 2009

REVENUES	$0

OPERATING EXPENSES
Professional fees	3,500
Consulting fees	20,157
General and administrative expenses	308

TOTAL OPERATING EXPENSES	23,965

NET LOSS FROM OPERATIONS	(23,965)

PROVISION FOR INCOME TAXES	0

NET LOSS	$(23,965)

NET LOSS PER SHARE: BASIC AND DILUTED	$(23,965)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING: BASIC AND DILUTED	1

See accompanying notes to financial statements.

VENDUM BATTERIES LIMITED
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDER’S DEFICIT
FOR THE PERIOD FROM NOVEMBER 16, 2009 (INCEPTION) TO DECEMBER 31, 2009

	Common stock		Cumulative Translation	Deficit accumulated during the development
	Shares	Amount	Adjustment	Stage	Total

Inception, November 16, 2009	-	$-	-	$-	$-

Shares issued to founder	1	2	-	-	2

Net loss and cumulative translation adjustment for the period ended December 31, 2009	-	-	(3,577)	(23,965)	(27,542)

Balance, December 31, 2009	1	$2	$(3,577)	$(23,965)	$(27,540)

See accompanying notes to financial statements.

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM NOVEMBER 16, 2009 (INCEPTION) TO DECEMBER 31, 2009

For the period from November 16, 2009 (Inception) to December 31, 2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss and cumulative translation adjustment for the period	$(23,965)
Adjustments to reconcile net loss to net cash (used in) operating activities:
Changes in assets and liabilities:
(Increase) in accounts receivable	(4,812)
Increase in accrued expenses and interest	23,872
CASH FLOWS USED IN OPERATING ACTIVITIES	(4,905)

CASH FLOWS FROM INVESTING ACTIVITIES
Cumulative translation adjustment	(3,577)
CASH FLOWS USED IN INVESTING ACTIVITIES	(3,577)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from convertible note payable	50,000
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES	50,000

NET INCREASE IN CASH	41,518
Cash, beginning of period	0
Cash, end of period	$41,518

SUPPLEMENTAL CASH FLOW INFORMATION:
Interest paid	$0
Income taxes paid	$0
SUPPLEMENTAL NON-CASH TRANSACTIONS
Stock issued for stock subscription receivable	$2

See accompanying notes to financial statements.

VENDUM BATTERIES LIMITED
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 1 – ORGANIZATION AND NATURE OF BUSINESS

Vendum Batteries Limited (the "Company") was incorporated under the laws of the United Kingdom on November 16, 2009.  Vendum Batteries is an environmentally friendly mobile battery company with the sole focus on identifying, evaluating, acquiring, developing and partnering for the commercialization of proprietary eco-friendly power sources. The Company is in the development stage as defined under Statement on Financial Accounting Standards No. 7, “Development Stage Enterprises” (ASC 915-10).

NOTE 2 – GOING CONCERN

The financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future.  The Company has a working capital deficit, and has incurred losses since inception resulting in an accumulated deficit of $23,965 as of December 31, 2009, and further losses are anticipated in the development of its business raising substantial doubt about the Company’s ability to continue as a going concern.  The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or to obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with existing cash on hand and loans from directors and or private placement of common stock.

NOTE 3 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES

Basis of Presentation
The financial statements of the Company have been prepared in accordance with generally accepted accounting principles in the United States of America and are presented in US dollars.

Use of Estimates and Assumptions
The  preparation  of  financial  statements  in conformity with accounting principles generally  accepted  in  the  United States requires  management  to  make   estimates and assumptions that  affect  the reported amounts of  assets and liabilities and disclosure of contingent assets and liabilities at  the  date  of  the  financial  statements  and the reported amounts of  revenues and expenses  during  the  reporting  period. Actual results could differ from those estimates.

Foreign Currency Translation
The Company's functional currency is the Pound Sterling and its reporting currency is the United States dollar.

Financial Instruments
The carrying value of the Company's financial instruments approximates their fair value because of the short maturity of these instruments.

Accounting Basis
The Company uses the accrual basis of accounting and accounting principles generally accepted in the United States of America (“GAAP” accounting).  The Company has adopted a December 31 fiscal year end.

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 3 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes
Income taxes are accounted for under the assets and liability method.  Deferred  tax  assets  and  liabilities are recognized for the estimated future tax consequences attributable  to differences between the financial statement carrying amounts of existing  assets  and  liabilities and their respective  tax  bases and operating loss and tax credit  carry  forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled.

Basic Income (Loss) Per Share
Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. There are no such common stock equivalents outstanding as of December 31, 2009.

Dividends
The Company has not adopted any policy regarding payment of dividends. No dividends have been paid during any of the periods shown.

Impairment of Long-Lived Assets
The Company continually monitors events and changes in circumstances that could indicate carrying amounts of long-lived assets may not be recoverable. When such events or changes in circumstances are present, the Company assesses the recoverability of long-lived assets by determining whether the carrying value of such assets will be recovered through undiscounted expected future cash flows. If the total of the future cash flows is less than the carrying amount of those assets, the Company recognizes an impairment loss based on the excess of the carrying amount over the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or the fair value less costs to sell.

Advertising Costs
The Company’s policy regarding advertising is to expense advertising when incurred. The Company incurred advertising expense of $0 during the year ended December 31, 2009.

Revenue Recognition
The Company recognizes revenue when products are fully delivered or services have been provided and collection is reasonably assured.

Stock-Based Compensation
Stock-based compensation is accounted for at fair value in accordance with SFAS No. 123 and 123 (R) (ASC 718).  To date, the Company has not adopted a stock option plan and has not granted any stock options.

As of December 31, 2009, the Company has not issued any stock-based payments to its employees.

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 3 – SUMMARY OF SIGNIFCANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements
In May 2009, the FASB issued SFAS 165 (ASC 855-10) entitled “Subsequent Events”.  Companies are now required to disclose the date through which subsequent events have been evaluated by management. Public entities (as defined) must conduct the evaluation as of the date the financial statements are issued, and provide disclosure that such date was used for this evaluation. SFAS 165 (ASC 855-10) provides that financial statements are considered “issued” when they are widely distributed for general use and reliance in a form and format that complies with GAAP. SFAS 165 (ASC 855-10) is effective for interim and annual periods ending after June 15, 2009 and must be applied prospectively. The adoption of SFAS 165 (ASC 855-10) during the quarter ended September 30, 2009 did not have a significant effect on the Company’s financial statements as of that date or for the quarter or year-to-date period then ended.

In June 2009, the FASB issued SFAS 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. (“SFAS 168” or ASC 105-10) SFAS 168 (ASC 105-10) establishes the Codification as the sole source of authoritative accounting principles recognized by the FASB to be applied by all nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 (ASC 105-10) was prospectively effective for financial statements issued for fiscal years ending on or after September 15, 2009 nd interim periods within those fiscal years. The adoption of SFAS 168 (ASC 105-10) on July 1, 2009 did not impact the Company’s results of operations or financial condition. The Codification did not change GAAP, however, it did change the way GAAP is organized and presented.

As a result, these changes impact how companies reference GAAP in their financial statements and in their significant accounting policies. The Company implemented the Codification in this Report by providing references to the Codification topics alongside references to the corresponding standards.

With the exception of the pronouncements noted above, no other accounting standards or interpretations issued or recently adopted are expected to have a material impact on the Company’s financial position, operations or cash flows.

NOTE 4 – ACCRUED EXPENSES AND INTEREST

Accrued expenses and interest at December 31, 2009 consisted of the following:

Accounting fees	$3,500
Interest	345
Consulting fees	20,027
Total accrued expenses and interest	$23,872

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 5 – CONVERTIBLE NOTE PAYABLE

On December 10, 2009, a related party issued the company a 12% convertible note payable of $50,000. Interest will accrue beginning from the date of the loan however no interest is due until the loan comes due on December 10, 2010.  Accrued interest payable to a related party totaled $345 at December 31, 2009.

The loan may be converted into the Company’s common stock at any point during the term of the loan by the note holder. The number of shares to be issued will be determined by the fair market value of the common stock on the date of the conversion. If fair market value is not determinable at the conversion date the stock will be converted based on the lesser of either the share price of the last private offering or the thirty day average of the Company’s stock in the event a public listing has taken place.

The balance of the convertible note as of December 31, 2009 was $50,000.

NOTE 6 – COMMON STOCK

The authorized capital of the Company is 1 common share with a par value of $2 per share.

On November 17, 2009, the Company issued 1 share of common stock for total proceeds of $2.  As of December 31, 2009 the proceeds had not been collected. The funds for the stock were deposited into the company bank account on March 4, 2010.

There was 1 share of common stock issued and outstanding as of December 31, 2009.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

The Company neither owns nor leases any real or personal property. An officer has provided office services without charge.  There is no obligation for the officer to continue this arrangement.  Such costs are immaterial to the financial statements and accordingly are not reflected herein.  The officers and directors are involved in other business activities and most likely will become involved in other business activities in the future.

The Company has entered into two consulting agreements as of December 31, 2009. The following are minimum annual payments due under those agreements:

December 31, 2010	$115,000
December 31, 2011	0
December 31, 2012	0
December 31, 2013	0
December 31, 2014	0

VENDUM BATTERIES LIMITED
 (A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2009

NOTE 8 – INCOME TAXES

As of December 31, 2009, the Company had net operating loss carry forwards of approximately $23,965 that may be available to reduce future years’ taxable income through 2029. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for the Corporation tax in the United Kingdom consists of the following:

December 31, 2009
Refundable Corporation income tax attributable to:
Current Operations	$5,033
Less: valuation allowance	(5,033)
Net provision for Corporation income taxes	$0

The cumulative tax effect at the expected rate of 21% of significant items comprising our net deferred tax amount is as follows:

December 31, 2009
Deferred tax asset attributable to:
Net operating loss carryover	$5,033
Less: valuation allowance	(5,033)
Net deferred tax asset	$0

NOTE 9 – SUBSEQUENT EVENTS

In accordance with SFAS 165 (ASC 855-10) the Company has analyzed its operations subsequent to December 31, 2009.

On January 4, 2010 the Company entered into an asset purchase agreement with Cornerstone Holdings Ltd. The Company agreed to purchase all intellectual property from the seller for total proceeds of $500,000.  The Company paid a $10,000 deposit on January 6, 2010.  The remaining $490,000 is to be paid in varying installments over the next 21 months.  The rights, title and interest of the intellectual property was transferred to the Company on the date of the first $10,000 payment.

In the event the Company fails to pay according to the terms of the agreement, the seller can elect to convert the remaining balance due into restricted common shares of the Company based on the fair market value of the stock.